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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: JULY 14, 1998                        COMMISSION FILE NO. 1-12785


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                      31-1486870
  (State or other jurisdiction               I.R.S. Employer Identification No.)
of incorporation or organization)


                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

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ITEM 5.  OTHER EVENTS.

         On July 13, 1998, Nationwide Financial Services, Inc. (NFS) announced that it has formed a strategic alliance with National Deferred Compensation, Inc. (NDC). The alliance includes an option for NFS to acquire NDC. NDC is an administrator of deferred compensation programs for public employees and is located in Columbus, Ohio.

         NFS's news release issued on July 13, 1998 regarding this transaction is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             Exhibit 99 News release of Nationwide Financial Services, Inc. dated July 13, 1998


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NATIONWIDE FINANCIAL SERVICES, INC.
                                 -----------------------------------
                                                         (Registrant)



Date: July 14, 1998     /s/ Mark R. Thresher
                        --------------------------------------------------------
                        Mark R. Thresher, Vice President - Finance and Treasurer
                                       (Chief Accounting Officer)



                                  EXHIBIT INDEX

    Exhibit No.                           Description

       99                News release of Nationwide Financial Services, Inc.
                         dated July 13, 1998